Q3 Supplemental Package OCTOBER 22, 2018 Table of Contents Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Portfolio Overview S-8 Investment Update S-9 Owned Development Update S-10 Presale Development Update S-11 Third-Party Development Update S-12 Management Services Update S-13 Capital Structure S-14 Interest Coverage S-15 Capital Allocation – Long Term Funding Plan (2018-2023) S-16 2018 Outlook - Summary S-17 2018 Outlook - Changes from Previous Guidance S-18 Detail of Property Groupings S-20 Definitions S-21 Investor Information S-23

Financial Highlights ($ in thousands, except share and per share data) Operating Data Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 $ Change % Change 2018 2017 $ Change % Change Total revenues $ 213,469 $ 196,938 $ 16,531 8.4% $ 634,937 $ 568,884 $ 66,053 11.6% Operating income 21,501 17,575 3,926 22.3% 102,761 79,404 23,357 29.4% Net (loss) income attributable to ACC1 (2,345) (1,312) (1,033) 78.7% 69,591 29,976 39,615 132.2% Net (loss) income per share - basic and diluted (0.02) (0.01) 0.50 0.21 Funds From Operations ("FFO")2 60,570 58,975 1,595 2.7% 216,116 213,449 2,667 1.2% FFO per share - diluted2 0.44 0.43 0.01 2.3% 1.56 1.56 — —% Funds From Operations - Modified ("FFOM")2 60,600 62,070 (1,470) (2.4%) 219,594 217,835 1,759 0.8% FFOM per share - diluted2 0.44 0.45 (0.01) (2.2%) 1.58 1.59 (0.01) (0.6%) Market Capitalization and Unsecured Notes Covenants3 September 30, 2018 December 31, 2017 Debt to total market capitalization 34.3% 34.8% Net debt to EBITDA4 6.2x 6.8x Unencumbered asset value to total asset value 79.6% 83.7% Total debt to total asset value 36.2% 38.0% Secured debt to total asset value 11.1% 8.2% Unencumbered asset value to unsecured debt 316.6% 280.1% Interest coverage4 4.5x 4.2x 1. Excluding net gains from disposition of real estate and losses from the early extinguishment of debt, net income attributable to ACC for the nine months ended September 30, 2018 would have been $28.1 million. Excluding net loss from dispositions of real estate and impairment charges, net income attributable to ACC for the nine months ended September 30, 2017 would have been $45.9 million. 2. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure. 3. Refer to the definitions outlined on pages S-21 and S-22 for detailed definitions of terms appearing on this page. 4. Refer to calculations on page S-15, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. S-1

Consolidated Balance Sheets ($ in thousands) September 30, 2018 December 31, 2017 (unaudited) Assets Investments in real estate: Owned properties, net $ 6,521,705 $ 6,450,364 On-campus participating properties, net 78,866 81,804 Investments in real estate, net 6,600,571 6,532,168 Cash and cash equivalents 50,801 41,182 Restricted cash 39,740 23,590 Student contracts receivable, net 45,297 9,170 Other assets1 309,639 291,260 Total assets $ 7,046,048 $ 6,897,370 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt, net $ 920,345 $ 664,020 Unsecured notes, net 1,587,796 1,585,855 Unsecured term loans, net 198,681 647,044 Unsecured revolving credit facility 266,900 127,600 Accounts payable and accrued expenses 86,481 53,741 Other liabilities1 238,921 187,983 Total liabilities 3,299,124 3,266,243 Redeemable noncontrolling interests 184,654 132,169 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,370 1,364 Additional paid in capital 4,456,208 4,326,910 Common stock held in rabbi trust (3,092) (2,944) Accumulated earnings and dividends (955,310) (837,644) Accumulated other comprehensive loss (1,975) (2,701) Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 3,497,201 3,484,985 Noncontrolling interests - partially owned properties 65,069 13,973 Total equity 3,562,270 3,498,958 Total liabilities and equity $ 7,046,048 $ 6,897,370 1. For purposes of calculating net asset value at September 30, 2018, the company excludes other assets of approximately $5.0 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases and other liabilities of approximately $87.1 million related to deferred revenue and fee income. S-2

Consolidated Statements of Comprehensive Income (Unaudited, $ in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 $ Change 2018 2017 $ Change Revenues Owned properties $ 202,834 $ 183,569 $ 19,265 $ 597,854 $ 531,556 $ 66,298 On-campus participating properties 6,980 6,799 181 23,605 23,128 477 Third-party development services 835 3,566 (2,731) 3,883 4,697 (814) Third-party management services 2,128 2,291 (163) 7,311 7,193 118 Resident services 692 713 (21) 2,284 2,310 (26) Total revenues 213,469 196,938 16,531 634,937 568,884 66,053 Operating expenses (income) Owned properties1 107,997 99,423 8,574 282,193 249,552 32,641 On-campus participating properties 3,875 3,923 (48) 11,030 11,080 (50) Third-party development and management services 3,831 3,879 (48) 11,573 11,789 (216) General and administrative2 7,183 8,684 (1,501) 27,055 25,200 1,855 Depreciation and amortization 66,131 61,125 5,006 194,447 169,391 25,056 Ground/facility leases 2,951 2,329 622 8,526 7,151 1,375 Provision for real estate impairment3 — — — — 15,317 (15,317) Other operating income — — — (2,648) — (2,648) Total operating expenses 191,968 179,363 12,605 532,176 489,480 42,696 Operating income 21,501 17,575 3,926 102,761 79,404 23,357 Nonoperating income (expenses) Interest income 1,274 1,259 15 3,740 3,723 17 Interest expense (25,185) (18,654) (6,531) (72,207) (47,944) (24,263) Amortization of deferred financing costs (1,116) (1,146) 30 (4,744) (3,197) (1,547) Gain (loss) from disposition of real estate — — — 42,314 (632) 42,946 Loss from early extinguishment of debt — — — (784) — (784) Other nonoperating income 570 — 570 570 — 570 Total nonoperating expenses (24,457) (18,541) (5,916) (31,111) (48,050) 16,939 (Loss) income before income taxes (2,956) (966) (1,990) 71,650 31,354 40,296 Income tax provision4 219 (267) 486 (2,147) (791) (1,356) Net (loss) income (2,737) (1,233) (1,504) 69,503 30,563 38,940 Net loss (income) attributable to noncontrolling interests 392 (79) 471 88 (587) 675 Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders $ (2,345) $ (1,312) $ (1,033) $ 69,591 $ 29,976 $ 39,615 Other comprehensive income Change in fair value of interest rate swaps and other 81 233 (152) 726 872 (146) Comprehensive (loss) income $ (2,264) $ (1,079) $ (1,185) $ 70,317 $ 30,848 $ 39,469 Net (loss) income per share attributable to ACC, Inc. and Subsidiaries common stockholders Basic and diluted $ (0.02) $ (0.01) $ 0.50 $ 0.21 Weighted-average common shares outstanding Basic 137,022,012 136,421,198 136,742,094 134,708,361 Diluted 137,022,012 136,421,198 137,660,802 135,585,850 1. Owned properties operating expenses for the three months ended September 30, 2018 include $0.3 million of transaction costs incurred in connection with the closing of a presale transaction in August 2018. In addition to the transaction costs described above, owned property operating expenses for the nine months ended September 30, 2018 also include $0.2 million of the company's proportionate share of transaction costs incurred in connection with the closing of the ACC / Allianz joint venture transaction in May 2018. 2. The nine months ended September 30, 2018 include $5.8 million of transaction costs incurred in connection with closing of the ACC / Allianz joint venture transaction. The nine months ended September 30, 2017 include $4.5 million of contractual executive separation and retirement charges incurred in the first and second quarter of 2017 with regard to the retirement of the company's former Chief Financial Officer. The three and nine months ended September 30, 2017 include $2.9 million in transaction costs related to our initial investment in the Core Spaces/DRW joint ventures. 3. Represents an impairment charge recorded for an owned property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. 4. Income tax provision for the three months ended September 30, 2018 includes a $0.5 million decrease in estimated state income tax related to a tax gain resulting from the ACC / Allianz real estate joint venture transaction. Income tax S-3 provision for the nine months ended September 30, 2018 includes $1.3 million related to the state income tax described above.

Consolidated Statements of Funds from Operations (Unaudited, $ in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 $ Change 2018 2017 $ Change Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders $ (2,345) $ (1,312) $ (1,033) $ 69,591 $ 29,976 $ 39,615 Noncontrolling interests 121 85 36 896 593 303 (Gain) loss from disposition of real estate — — — (42,314) 632 (42,946) Elimination of provision for real estate impairment — — — — 15,317 (15,317) Real estate related depreciation and amortization 62,794 60,202 2,592 187,943 166,931 21,012 Funds from operations ("FFO") attributable to common stockholders and OP unitholders 60,570 58,975 1,595 216,116 213,449 2,667 Elimination of operations of on-campus participating properties Net loss (income) from on-campus participating properties 436 479 (43) (1,715) (1,373) (342) Amortization of investment in on-campus participating properties (1,962) (1,892) (70) (5,856) (5,621) (235) 59,044 57,562 1,482 208,545 206,455 2,090 Modifications to reflect operational performance of on-campus participating properties Our share of net cashflow1 644 452 192 2,232 1,987 245 Management fees 302 306 (4) 1,058 1,046 12 Contribution from on-campus participating properties 946 758 188 3,290 3,033 257 Transaction costs2 (232) 2,855 (3,087) 7,586 2,855 4,731 Elimination of loss from early extinguishment of debt3 — — — 784 — 784 Elimination of gain from litigation settlement4 — — — (2,648) — (2,648) Elimination of FFO from property in receivership5 842 895 (53) 2,037 977 1,060 Contractual executive separation and retirement charges6 — — — — 4,515 (4,515) Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders $ 60,600 $ 62,070 $ (1,470) $ 219,594 $ 217,835 $ 1,759 FFO per share - diluted $ 0.44 $ 0.43 $ 1.56 $ 1.56 FFOM per share - diluted $ 0.44 $ 0.45 $ 1.58 $ 1.59 Weighted-average common shares outstanding - diluted 138,585,384 138,328,932 138,569,643 136,686,611 1. 50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page S-3). 2. The three months ended September 30, 2018 amount represents transaction costs incurred in connection with the closing of a presale transaction in August 2018, net of a decrease in estimated state income tax related to a tax gain resulting from the ACC / Allianz real estate joint venture transaction in May 2018. The nine months ended September 30, 2018 includes the costs discussed above in addition to transaction costs incurred in connection with the closing of the ACC / Allianz real estate joint venture transaction. The nine months ended September 30, 2017 amount represents transaction costs related to the company's initial investment in the Core/Spaces/DRW joint ventures that occurred in the third quarter of 2017. 3. Represents losses associated with the early extinguishment of mortgage loans due to real estate disposition transactions, including the sale of partial ownership interests in properties. Such costs are excluded from gains from disposition of real estate reported in accordance with GAAP. However, management views these losses as an incremental cost of the transactions because the debt was extinguished in connection with the consummation of the transactions and the company had no intent to extinguish the debt absent the transactions. 4. Represents a gain related to cash proceeds received from a litigation settlement in the second quarter 2018. Management believes it is appropriate to exclude this gain from FFOM in order to more accurately present the operating results of the company on a comparative basis during the periods presented. 5. Represents FFO for an owned property that has been in receivership since May 2017 that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. As the property is managed by a third party and the lender receives all cash flow from the property, management believes that excluding the FFO from the property more appropriately reflects the results of the company's operations. FFOM for the prior year comparable periods has been adjusted to reflect this elimination. 6. Represents contractual executive separation and retirement charges incurred in the first and second quarter of 2017 with regard to the retirement of the company's former Chief Financial Officer. S-4

Owned Properties Results of Operations ($ in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 $ Change % Change 2018 2017 $ Change % Change Owned properties revenues Same store properties $ 170,103 $ 166,786 $ 3,317 2.0% $ 511,415 $ 502,382 $ 9,033 1.8% New properties 32,684 12,023 20,661 79,480 13,943 65,537 Sold and held for sale properties1 739 5,473 (4,734) 9,243 17,541 (8,298) Total revenues2 $ 203,526 $ 184,282 $ 19,244 10.4% $ 600,138 $ 533,866 $ 66,272 12.4% Owned properties operating expenses Same store properties3 $ 89,771 $ 89,931 $ (160) (0.2%) $ 238,798 $ 233,473 $ 5,325 2.3% New properties 17,375 7,299 10,076 38,505 8,628 29,877 Other4 217 — 217 561 — 561 Sold and held for sale properties1 5 634 2,193 (1,559) 4,329 7,451 (3,122) Total operating expenses $ 107,997 $ 99,423 $ 8,574 8.6% $ 282,193 $ 249,552 $ 32,641 13.1% Owned properties net operating income Same store properties $ 80,332 $ 76,855 $ 3,477 4.5% $ 272,617 $ 268,909 $ 3,708 1.4% New properties 15,309 4,724 10,585 40,975 5,315 35,660 Other4 (217) — (217) (561) — (561) Sold and held for sale properties1 5 105 3,280 (3,175) 4,914 10,090 (5,176) Total net operating income $ 95,529 $ 84,859 $ 10,670 12.6% $ 317,945 $ 284,314 $ 33,631 11.8% Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2018 and 2017, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of September 30, 2018. Refer to page S-20 for detail of our same store groupings. 1. Includes properties sold in 2017 and 2018, and one property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. 2. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income. 3. Refer to page S-6 for detail of same store operating expenses. 4. Includes transaction costs and recurring professional fees related to the formation and operation of the ACC / Allianz real estate joint venture that are included in owned properties operating expenses in the consolidated statements of comprehensive income (refer to page S-3). 5. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight. S-5

Same Store Owned Properties Operating Expenses ($ in thousands, except per bed amounts) Three Months Ended September 30, 2018 2017 % Change % of Total % of Total From Prior Operating Operating Total Per Bed Year Expenses Total Per Bed Expenses Property taxes $ 17,892 $ 234 5.5% 20% $ 16,957 $ 222 19% General & administrative and other1 18,372 240 (1.1%) 21% 18,570 243 21% Utilities2 16,555 217 (0.2%) 18% 16,583 217 18% Payroll3 17,228 225 1.4% 19% 16,982 222 19% Repairs and maintenance4 15,338 201 (6.8%) 17% 16,461 216 18% Marketing5 2,710 36 1.2% 3% 2,677 35 3% Insurance 1,676 22 (1.5%) 2% 1,701 22 2% Total same store owned operating expenses $ 89,771 $ 1,175 (0.2%) 100% $ 89,931 $ 1,177 100% Same store owned beds 76,433 Nine Months Ended September 30, 2018 2017 % Change % of Total % of Total From Prior Operating Operating Total Per Bed Year Expenses Total Per Bed Expenses Property taxes6 $ 53,857 $ 705 8.1% 23% $ 49,815 $ 652 21% General & administrative and other1 50,613 662 0.2% 21% 50,517 661 22% Utilities2 49,831 652 1.9% 21% 48,878 639 21% Payroll3 45,336 593 0.6% 19% 45,050 589 20% Repairs and maintenance4 25,243 330 (3.1%) 10% 26,050 341 11% Marketing5 8,850 116 9.7% 4% 8,070 106 3% Insurance 5,068 66 (0.5%) 2% 5,093 67 2% Total same store owned operating expenses $ 238,798 $ 3,124 2.3% 100% $ 233,473 $ 3,055 100% Same store owned beds 76,433 Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2018 and 2017, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of September 30, 2018. Refer to page S-20 for detail of our same store groupings. 1. Includes security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, bad debt, food service, and other miscellaneous expenses. 2. Represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. 3. Includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. 4. Includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. 5. Includes costs related to property marketing campaigns associated with our ongoing leasing efforts. 6. The increase over the prior year is primarily due to additional property tax expense resulting from higher property tax assessments in various markets, and increases related to 2016 development deliveries and acquisitions that were assessed at full value for the first time. S-6

Seasonality of Operations ($ in thousands, except per bed amounts) Three Months Ended Total/Weighted Average- September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 Last 12 Months 2018 same store properties Revenue per occupied bed Rental revenue per occupied bed per month $ 713 $ 745 $ 744 $ 729 $ 733 $ 738 Other income per occupied bed per month1 84 57 57 68 85 67 Total revenue per occupied bed $ 797 $ 802 $ 801 $ 797 $ 818 $ 805 Average number of owned beds 76,315 76,403 76,433 76,433 76,433 76,426 Average physical occupancy for the quarter 91.4% 96.7% 96.1% 90.1% 90.7% 93.4% Total revenue $ 166,786 $ 177,838 $ 176,552 $ 164,760 $ 170,103 $ 689,253 Property operating expenses 89,931 71,150 75,044 73,983 89,771 309,948 Net operating income $ 76,855 $ 106,688 $ 101,508 $ 90,777 $ 80,332 $ 379,305 Operating margin 46.1% 60.0% 57.5% 55.1% 47.2% 55.0% 2018 new properties Revenue per occupied bed Rental revenue per occupied bed per month $ 780 $ 809 $ 808 $ 812 $ 793 $ 804 Other income per occupied bed per month1 75 59 54 76 70 65 Total revenue per occupied bed $ 855 $ 868 $ 862 $ 888 $ 863 $ 869 Average number of owned beds 5,482 10,843 10,970 10,970 14,463 11,812 Average physical occupancy for the quarter 85.5% 87.6% 86.4% 76.3% 87.3% 84.6% Total revenue $ 12,023 $ 24,729 $ 24,503 $ 22,293 $ 32,684 $ 104,209 Property operating expenses 7,299 9,685 10,825 10,305 17,375 48,190 Net operating income $ 4,724 $ 15,044 $ 13,678 $ 11,988 $ 15,309 $ 56,019 Operating margin 39.3% 60.8% 55.8% 53.8% 46.8% 53.8% ALL PROPERTIES Revenue per occupied bed Rental revenue per occupied bed per month $ 717 $ 753 $ 751 $ 738 $ 741 $ 747 Other income per occupied bed per month1 84 57 57 69 83 66 Total revenue per occupied bed $ 801 $ 810 $ 808 $ 807 $ 824 $ 813 Average number of owned beds 81,797 87,246 87,403 87,403 90,896 88,238 Average physical occupancy for the quarter 91.0% 95.6% 94.9% 88.4% 90.2% 92.2% Total revenue $ 178,809 $ 202,567 $ 201,055 $ 187,053 $ 202,787 $ 793,462 Property operating expenses 97,230 80,835 85,869 84,288 107,146 358,138 Net operating income $ 81,579 $ 121,732 $ 115,186 $ 102,765 $ 95,641 $ 435,324 Operating margin 45.6% 60.1% 57.3% 54.9% 47.2% 54.9% Sold, held for sale properties and other2 Total revenue $ 5,473 $ 5,476 $ 5,334 $ 3,170 $ 739 $ 14,719 Property operating expenses3 2,193 2,042 2,191 1,848 851 6,932 Net operating income3 $ 3,280 $ 3,434 $ 3,143 $ 1,322 $ (112) $ 7,787 Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2018 and 2017, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of September 30, 2018. Refer to page S-20 for detail of our same store groupings. 1. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc. 2. Includes properties sold in 2017 and 2018, and one property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. Also includes costs related to the formation of the ACC / Allianz joint venture as noted on page S-5. 3. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight. S-7

Portfolio Overview1 Rental Revenue per Physical Occupancy at Fall 2018 Rental Occupied Bed for Design September 30, Final Rental Revenue Academic Year3 Property Type Beds 2018 2017 Rate Change Growth2 2018 / 2019 2017 / 2018 2019 Same Store Owned Properties Final Fall 2017 occupancy of 98% or greater 51,267 98.6% 99.8% 3.8% 2.8% $ 791 $ 762 Final Fall 2017 occupancy between 95% and 98% 15,003 97.6% 96.6% 2.9% 3.7% 789 767 Final Fall 2017 occupancy less than 95% 21,133 92.8% 84.1% (3.2%) 6.1% 687 710 Subtotal - 2019 Same Store Owned Properties 87,403 97.0% 95.4% 2.0% 3.6% $ 767 $ 752 New Owned Properties4 6,986 97.0% n/a n/a n/a $ 888 n/a Total - Owned Properties 94,389 97.0% 95.4% n/a n/a $ 776 n/a On Campus Participating Properties 5,086 98.7% 98.6% Note: The same store grouping presented above represents properties that will be classified as same store properties in 2019. This represents properties owned and operating for both the entire years ended December 31, 2018 and 2019, which are not conducting or planning to conduct substantial development or redevelopment activities, and are not classified as held for sale. This same store grouping is presented for purposes of disclosing the leasing results for the 2018/2019 academic year, which will have a significant effect on our results of operations for the year ended December 31, 2019. Refer to S-20 for detail of our same store groupings. 1. Represents leasing status for the 2018/2019 academic year as of September 30, 2018, as compared to prior academic year occupancy and rental rates as of September 30, 2017. 2. Rental Revenue Growth is based on the combination of Fall 2018 Final Rental Rate Change and the expected percentage change in occupied beds compared to the prior year. 3. Represents average rental revenue per leased bed for the academic years presented. 4. Includes 2018 development deliveries and presale development projects. S-8

Investment Update ($ in thousands) DISPOSITIONS Extinguished Project Location Primary University Served Beds Closing Date Sales Price Mortgage Debt Portfolio Disposition Icon Plaza Los Angeles, CA University of Southern California 253 May 18, 2018 $ — West 27th Place Los Angeles, CA University of Southern California 475 May 18, 2018 37,200 The Standard Athens, GA University of Georgia 610 May 18, 2018 — 1,338 $ 245,000 $ 37,200 JOINT VENTURE ACTIVITY1 Joint Venture Partner Outstanding Joint Venture Partner Ownership Interest Properties Beds Closing Date Mortgage Debt Allianz Real Estate 45% 7 4,611 May 31, 2018 $ 330,000 2 1. As the company retained control of the properties after the closing of the joint venture transaction, no gain was recognized in the consolidated statements of comprehensive income (refer to page S-3). 2. The company placed $330 million of secured mortgage debt on the newly formed joint venture portfolio with a coupon of 4.07 percent and the full amount of principal due at maturity in June 2028. S-9

Owned Development Update ($ in thousands) RECENTLY COMPLETED PROJECTS Project Total Project Opened for Project Location Primary University Served Type Beds Cost1 Occupancy Gladding Residence Center Richmond, VA Virginia Commonwealth Univ. ACE 1,524 $ 94,700 August 2018 Irvington House Indianapolis, IN Butler University ACE 648 36,300 August 2018 Greek Leadership Village Tempe, AZ Arizona State University ACE 957 69,600 August 2018 David Blackwell Hall Berkeley, CA University of California, Berkeley ACE 781 97,800 August 2018 NAU Honors College Flagstaff, AZ Northern Arizona University ACE 636 42,600 August 2018 U Club Townhomes Oxford, MS University of Mississippi Off-campus 528 46,300 August 2018 5,074 $ 387,300 OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION As of September 30, 2018 Project Estimated Land and Total Costs Scheduled Project Location Primary University Served Type Beds Project Cost1 CIP2 Other3 Incurred Occupancy 191 College Auburn, AL Auburn University Off-campus 495 $ 59,300 $ 25,414 $ 5,434 $ 30,848 July 2019 Columbus Avenue Student Apts. Boston, MA Northeastern University ACE 825 153,400 97,662 — 97,662 August 2019 University of Arizona Honors College4 Tucson, AZ University of Arizona ACE 1,056 84,700 25,786 10,187 35,973 August 2019 SUBTOTAL - 2019 DELIVERIES 2,376 $ 297,400 $ 148,862 $ 15,621 $ 164,483 San Francisco State University San Francisco, CA San Francisco State University ACE 584 $ 129,200 $ — $ 2,473 $ 2,473 August 2020 SUBTOTAL - 2020 DELIVERIES 584 $ 129,200 $ — $ 2,473 $ 2,473 OWNED DEVELOPMENT PIPELINE5 Primary University / Market Project Anticipated Approx. Estimated Targeted Project Location Served Type Commencement Targeted Beds Project Cost1 6 Occupancy Disney College Program7 Orlando, FL Walt Disney World Resort ACE Q4 2018 10,440 $ 615,000 2020 - 2023 USC Health Sciences Phase II Los Angeles, CA University of Southern California ACE Q1 / Q2 2019 297 42,000 Fall 2020 10,737 $ 657,000 1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Total Project Cost and Estimated Project Cost exclude the costs of the construction of such facilities, as they will be reimbursed by the universities. 2. The total construction in progress (“CIP”) balances above exclude $4.5 million related to ongoing renovation projects at operating properties and $38.5 million related to presale development projects on page S- 11. 3. Consists of amounts incurred to purchase the land for off-campus development projects, as well as other development-related expenditures not included in CIP such as deposits, furniture, etc. 4. Land and other includes the cost of the land on which the project will reside, which was originally purchased by the company and subsequently conveyed to the University. Concurrent with the land conveyance, the company as lessee entered into a ground lease agreement with the University. 5. Does not include land parcels in nine university markets totaling $58.0 million. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. 6. Estimated Project Cost includes predevelopment costs of $9.2 million incurred as of September 30, 2018 for owned development pipeline projects. 7. The company executed an agreement to lease land from Walt Disney World® Resort to develop, own and manage purpose-built housing for college students participating in the Disney student internship program (the “Disney College Program”). The development will be delivered in multiple phases over several years. The project continues to undergo planning and feasibility with initial deliveries expected to occur in 2020 and full development completion in 2023. S-10

Presale Development Update1 ($ in thousands) RECENTLY COMPLETED PRESALE DEVELOPMENT PROJECTS Amount Funded Remaining Project Purchase as of Purchase Price Actual Project Location Primary University Served Type Beds Price September 30, 20183 to be Funded Occupancy The Edge - Stadium Centre Tallahassee, FL Florida State University Off-campus 412 $ 42,600 2 $ 42,600 $ — August 2018 Core Spaces / DRW Portfolio4 Hub Ann Arbor Ann Arbor, MI University of Michigan Off-campus 310 Hub Flagstaff Flagstaff, AZ Northern Arizona University Off-campus 591 Hub West Lafayette West Lafayette, IN Purdue University Off-campus 599 1,500 $ 240,000 $ 107,908 $ 132,092 August 2018 SUBTOTAL - 2018 DELIVERIES 1,912 $ 282,600 $ 150,508 $ 132,092 PRESALE DEVELOPMENT PROJECTS UNDER CONSTRUCTION Amount Funded Remaining Project Purchase as of Purchase Price Scheduled Project Location Primary University Served Type Beds Price2 September 30, 20183 to be Funded Occupancy The Flex at Stadium Centre Tallahassee, FL Florida State University Off-campus 340 $ 36,700 $ 353 $ 36,347 August 2019 959 Franklin5 Eugene, OR University of Oregon Off-campus 443 70,600 16,939 53,661 September 2019 SUBTOTAL - 2019 DELIVERIES 783 $ 107,300 $ 17,292 $ 90,008 1. Under the terms of a presale transaction, the company is obligated to purchase the property from the third-party developer as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains development risk during the construction period. In accordance with accounting guidance, the company includes presale properties in its consolidated financial statements upon execution of the presale agreement with the developer. 2. Includes the contractual purchase price and ACC-elected upgrades. 3. Includes ACC's investment funded to date, earnest money and mezzanine financing if applicable. 4. The company funded an initial investment of $24.2 million through a joint venture with Core Spaces/DRW Real Estate Investments in August 2017. In the third quarter of 2018, the assets held by the joint venture were delivered and the company increased its investment by $83.7 million. Subsequent to quarter end, an additional investment of $46.9 million was made. The company expects to exercise its option to purchase the remaining ownership interests in the properties in the third quarter of 2019 for an amount to be determined by fair market value, which is expected to approximate $85.2 million, and is subject to adjustment based on stabilized property tax assessments and various earn-out adjustments. 5. The company executed the presale agreement with the developer in March 2018, at which time it provided $15.6 million of mezzanine financing to the project. S-11

Third-Party Development Update ($ in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 $ Change 2018 2017 $ Change Development services revenue $ 835 $ 3,566 $ (2,731) $ 3,883 $ 4,697 $ (814) % of total revenue 0.4% 1.8% 0.6% 0.8% CONTRACTED PROJECTS IN PROGRESS Fees Earned Fees Remaining Fees as of Earned in as of Scheduled Project Location Primary University Served Beds Total Fees September 30, 2018 Current Year September 30, 2018 Completion University of California Irvine Phase IV Irvine, CA University of California, Irvine 1,441 $ 5,900 $ 3,871 $ 859 $ 2,029 August 2019 University of Arizona Honors College1 Tucson, AZ University of Arizona — 1 2,400 1,642 449 758 July 2019 University of Illinois - Chicago Chicago, IL University of Illinois, Chicago 548 5,100 3,447 782 1,653 July 2019 Delaware State University Dover, DE Delaware State University 620 2,500 1,642 1,642 858 August 2019 2,609 $ 15,900 $ 10,602 $ 3,732 $ 5,298 ON-CAMPUS AWARD PIPELINE2 Anticipated Anticipated Targeted Estimated Project Location Financing Structure Commencement Completion Fees Dundee Residence Hall and Glasgow Riverside, CA Third-party Q4 2018 Fall 2020 $5,000 Dining Hall 3 Prairie View A&M University Phase IX Prairie View, TX Third-party Q2 2019 Fall 2020 $2,700 University of California - Riverside North Riverside, CA Third-party Q2 2019 Fall 2021 $6,800 District Phase I3 Upper Hearst Development for the Berkeley, CA Third-party Q2 / Q3 2019 Summer 2021 $2,900 Goldman School of Public Policy University of California Irvine Phase V Irvine, CA Third-party Q3 2019 Summer 2021 TBD Concordia University Phase II Austin, TX Third-party Q1 2020 Summer 2021 TBD Drexel University Calhoun Hall4 Philadelphia, PA ACE TBD TBD TBD Princeton University Lake Campus Princeton, NJ TBD TBD TBD TBD Graduate Housing 1. The University of Arizona Honors College project includes the construction of a parking garage, academic center and a student recreation and wellness center as part of the overall development project. These components will be owned, managed and funded by the University, and the company is earning third-party development fees for its role in providing development services for those components of the project. 2. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. 3. The company was awarded a multi-phase development engagement with the University of California, Riverside that is anticipated to include approximately 6,000 beds which will be delivered in multiple phases over several years. The first-phase development, Dundee Residence Hall and Glasgow Dining Hall, includes a 760-bed student residence hall and 830-seat dining facility. The next phase, University of California - Riverside North District Phase I, is expected to include approximately 1,500 beds. All components will be owned and funded by the University, and the company anticipates earning third-party development fees for its role in providing development services. Subsequent to completion of the development, the company will provide joint management services with the University. 4. The Drexel University Calhoun Hall project includes the construction of a student residence hall and honors college. S-12

Management Services Update ($ in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 $ Change 2018 2017 $ Change Management services revenue $ 2,128 $ 2,291 $ (163) $ 7,311 $ 7,193 $ 118 % of total revenue 1.0% 1.2% 1.2% 1.3% NEW / PENDING MANAGEMENT CONTRACTS Actual or Approximate Stabilized Anticipated Project Location Primary University Served Beds Annual Fees1 Commencement Spinner Place Winooski, VT University of Vermont 312 $ 60 October 2018 Campus1 - Montreal2 Montreal, Quebec McGill University 886 250 September 2019 University of Illinois - Chicago Chicago, IL University of Illinois, Chicago 548 240 August 2019 University of California Irvine Phase IV Irvine, CA University of California, Irvine 1,441 630 September 2019 Delaware State University Dover, DE Delaware State University 620 220 August 2019 3,807 $ 1,400 DISCONTINUED MANAGEMENT CONTRACTS 2018 Fee Contribution Prior to Project Location Primary University Served Beds Termination Discontinued As Of SAIT Residence Alberta, Canada Southern Alberta Institute of Technology 1,171 $ 111 May 2018 University Village Dallas, TX University of Texas - Dallas 2,551 422 October 2018 University Commons Dallas, TX University of Texas - Dallas 2,222 354 October 2018 5,944 $ 887 1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. 2. The stabilized annual fee amount does not include an initial operations fee of $105,000 earned from July 2018 through August 2019. S-13

Capital Structure as of September 30, 2018 ($ in millions, except per share data) Market Capitalization & Unsecured Notes Covenants Debt Maturity Schedule Total Debt1 $ 2,978 Total Equity Market Value2 5,701 Total Market Capitalization $ 8,679 Debt to Total Market Capitalization 34.3% Net Debt to EBITDA3 6.2x Total Asset Value4 $ 8,224 Unencumbered Asset Value 6,544 Unencumbered Asset Value to Total Asset Value 79.6% Requirement Current Ratio Total Debt to Total Asset Value ≤ 60% 36.2% Secured Debt to Total Asset Value ≤ 40% 11.1% Unencumbered Asset Value to Unsecured Debt > 150% 316.6% Interest Coverage3 > 1.5x 4.5x Weighted Average Principal Average Term To Outstanding1 Interest Rate Maturity Fixed Rate Mortgage Loans5 $ 766 4.4%6 5.9 Yrs Construction Loans7 50 4.6% 0.1 Yrs Unsecured Revolving Credit Facility 267 3.4% 3.5 Yrs Unsecured Term Loan 200 3.2% 3.7 Yrs Unsecured Notes 1,600 3.7% 5.4 Yrs On-Campus Participating Properties 95 5.0% 14.1 Yrs Total/Weighted Average $ 2,978 3.9% 5.4 Yrs Variable Rate Debt as % of Total Debt8 17.3% Weighted Average Interest Rate Of Debt Maturing Each Year Fixed Rate Mortgage 5.1% 3.0% 5.6% 5.4% 4.0% 0.0% 4.5% 0.0% 0.0% 4.1% Loans Total Debt 4.8% 3.3% 3.5% 5.2% 3.3% 3.9% 4.3% 7.6% 0.0% 3.8% Note – refer to the definitions outlined on pages S-21 and S-22 for detailed definitions of terms appearing on this page. 1. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $12.8 million, unamortized original issue discount on unsecured notes of $1.7 million, and unamortized deferred financing costs of $15.1 million. 2. Based on share price of $41.16 and fully diluted share count of 138,513,400 as of September 30, 2018. Assumes conversion of 672,301 common and preferred Operating Partnership units and 879,214 unvested restricted stock awards. 3. Refer to calculations on page S-15, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures. 4. Excludes accumulated depreciation of $1.3 billion and receivables and intangible assets, net of accumulated amortization, of $89.0 million. 5. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture transaction closed in May 2018, of which the company has a 55% interest. 6. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.0%. 7. Construction loans are associated with presale developments and are an obligation of the third-party developer. In accordance with accounting guidance, the company is including the presale development properties and any associated debt in its consolidated financial statements. The debt will be paid off by the developer using proceeds from the company's purchase of the properties. 8. As of September 30, 2018 the company's variable rate debt consists of the unsecured revolving credit facility, an unsecured term loan and construction loans for presale developments. In October 2018, the interest rate swap on a mortgage loan expired, and the mortgage loan became classified as variable rate debt. S-14

Interest Coverage ($ in thousands) Three Months Ended December 31, March 31, June 30, September 30, Last Twelve 2017 2018 2018 2018 Months Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders $ 39,062 $ 25,927 $ 46,009 $ (2,345) $ 108,653 Net income (loss) attributable to noncontrolling interests 496 323 (19) (392) 408 Interest expense 23,178 23,684 23,338 25,185 95,385 Income tax provision 198 281 2,085 (219) 2,345 Depreciation and amortization 65,564 64,779 63,537 66,131 260,011 Amortization of deferred financing costs 1,422 1,414 2,214 1,116 6,166 Share-based compensation 2,453 3,443 3,604 2,875 12,375 Loss on early extinguishment of debt — — 784 — 784 Gain from disposition of real estate — — (42,314) — (42,314) Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") $ 132,373 $ 119,851 $ 99,238 $ 92,351 $ 443,813 Pro-forma adjustments to EBITDA1 27,473 Adjusted EBITDA $ 471,286 Interest Expense from consolidated statement of comprehensive income $ 23,178 $ 23,684 $ 23,338 $ 25,185 $ 95,385 Amortization of mortgage debt premiums/discounts 1,692 1,522 1,310 1,235 5,759 Capitalized interest 2,313 3,020 3,987 2,610 11,930 Change in accrued interest payable (1,935) (7,204) 7,261 (7,084) (8,962) Cash Interest Expense $ 25,248 $ 21,022 $ 35,896 $ 21,946 $ 104,112 Pro-forma adjustments to Cash Interest Expense1 (337) Adjusted Interest Expense $ 103,775 Interest Coverage 4.5x Note: refer to the definitions outlined on pages S-21 and S-22 for detailed definitions of terms appearing on this page. 1. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. S-15

Capital Allocation – Long Term Funding Plan (2018-2023) ($ in millions) Sources and Uses for Development - As of September 30, 2018 Estimated Project Total Costs Remaining Estimated Capital Uses: Cost Incurred Capital Needs Development and Presale Development Pipeline1: 2019 Developments Underway $ 405 $ 182 $ 223 2020 Developments Underway or Expected to Start in Current Year 129 2 127 Disney Internships & College Program Housing Phases I-II (2020 Deliveries) 106 8 98 Phases III-V (2021 Deliveries) 194 — 194 Phases VI-VIII (2022 Deliveries) 192 — 192 Phases IX-X (2023 Deliveries) 123 — 123 Core Spaces / DRW Portfolio Transaction: Presale Developments - 2018 Funding2 131 84 47 Presale Developments - 2019 Funding3 154 — 154 Total $ 1,434 $ 276 $ 1,158 Estimated Sources through 2023: Capital Sources Cash and Cash Equivalents as of September 30, 2018 $ 51 Estimated Cash Flow Available for Investment - through 20234 273 Anticipated Debt Funding - through 20235 100 - 300 Anticipated Capital Recycling and/or Equity Funding - through 20235 734 - 534 Total $ 1,158 Selected Credit Metrics6 Credit Metric: September 30, 2018 Pro Forma7 Total Debt to Total Asset Value 36.2% 33.5% - 37.9% Net Debt to EBITDA8 6.2x 5.6x - 6.3x Note: This analysis demonstrates anticipated funding for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, joint ventures, free cash available for investment, and capital market transactions. 1. Includes owned development and presale projects under construction, and management’s Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on pages S-10 and S-11. 2. Reflects the additional investment in the joint venture with Core Spaces/DRW Real Estate Investments made in the third and fourth quarter of 2018, as disclosed on page S-11. 3. Reflects the exercise of the option to purchase the remaining interest in the joint ventures with Core Spaces/DRW Real Estate Investments. 4. Available cash flow is derived from disclosures in our 2017 Form 10-K and is calculated as net cash provided by operating activities of $319.9 million less dividend payments of $236.5 million, less principal payments on debt of $12.8 million, less recurring capital expenditures of $18.5 million. Calculation results in available cash flow for investment in 2017 of $52.1 million, which is then annualized over the remaining 21 quarters through the end of 2023. 5. Reflects the company's current anticipated capital sources to fund committed developments through 2023. The actual mix of capital sources may vary based on prevailing capital market conditions and the company's balance sheet management strategy. 6. Refer to definitions outlined on pages S-21 and S-22 for detailed definitions of terms appearing on this page. 7. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs in excess of debt are funded with equity, while the higher end assumes remaining needs in excess of debt are funded with dispositions. Actual ratios will vary based on the timing of construction funding, future cash flow available for investment, and the ultimate mix of sources from debt, equity, joint ventures, or dispositions. 8. Refer to page S-15 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure. S-16

2018 Outlook - Summary1 ($ in thousands, except share and per share data) Prior Guidance Current Guidance2 Low High Low High Net income $ 82,200 $ 89,500 $ 84,600 $ 88,200 Noncontrolling interests 1,100 1,200 1,100 1,200 Depreciation and amortization 249,800 249,800 249,800 249,800 Funds from operations ("FFO") $ 333,100 $ 340,500 $ 335,500 $ 339,200 Elimination of operations from on-campus participating properties (12,600) (12,300) (12,600) (12,300) Contribution from on-campus participating properties 4,300 4,800 4,300 4,800 Elimination of effect of transfer of asset to lender3 (17,000) (17,000) (17,000) (17,000) Transaction costs4 7,800 7,800 7,600 7,600 Elimination of loss from early extinguishment of debt4 780 780 780 780 Elimination of gain from litigation settlement4 (2,650) (2,650) (2,650) (2,650) Elimination of FFO from property in receivership4 1,790 1,790 2,050 2,050 Funds from operations - modified ("FFOM") $ 315,520 $ 323,720 $ 317,980 $ 322,480 Net income per share - diluted $ 0.59 $ 0.65 $ 0.61 $ 0.64 FFO per share - diluted $ 2.40 $ 2.46 $ 2.42 $ 2.45 FFOM per share - diluted $ 2.28 $ 2.34 $ 2.29 $ 2.33 Weighted-average common shares outstanding - diluted 138,565,000 138,565,000 138,565,000 138,565,000 1. The company believes that the financial results for the fiscal year ending December 31, 2018 may be affected by, among other factors: • national and regional economic trends and events; • the timing of acquisitions, dispositions or joint venture activity; • interest rate risk; • the timing of commencement of construction on owned development projects; • the ability of the company to be awarded and the timing of the commencement of construction on third-party development projects; • university enrollment, funding and policy trends; • the ability of the company to earn third-party management revenues; • the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; • the ability of the company to integrate acquired properties; • the outcome of legal proceedings arising in the normal course of business; and • the finalization of property tax rates and assessed values in certain jurisdictions. 2. Refer to pages S-18 and S-19 for details on changes in assumptions used to determine the revised guidance range. 3. Represents the net effect of a gain on the extinguishment of debt for Blanton Common, a property being transferred to the lender in settlement of the property's $27.4 million mortgage loan, offset by a loss expected to be incurred as a result of the anticipated transfer to the lender. 4. Refer to page S-4 for explanations of adjustments made for the purpose of calculating FFOM. S-17

2018 Outlook - Changes from Previous Guidance ($ in thousands, except share and per share data) Components of 2018 Property Net Operating Income As Reported Prior Guidance Current Guidance Note Nine Months Ended September 30, 2018 Low High % Change From 2017 Low High % Change From 2017 Owned properties: 2018 same store properties1 Revenue $ 511,415 $ 692,400 $ 696,700 1.8% - 2.4% $ 692,250 $ 694,400 1.8% - 2.1% Operating expenses (238,798) (315,100) (313,600) 3.4% - 2.9% (313,350) (312,600) 2.9% - 2.6% Net operating income 272,617 377,300 383,100 0.4% - 2.0% 378,900 381,800 0.9% - 1.7% (a) 2018 new properties net operating income 40,975 70,500 72,000 70,700 71,500 2018 dispositions net operating income and other2 4,353 4,100 4,100 4,400 4,400 Total owned properties net operating income $ 317,945 $ 451,900 $ 459,200 $ 454,000 $ 457,700 Same Store Properties Lease-up Assumptions Prior Guidance Current Guidance Low High AY 2018/2019 final leasing results - rental revenue growth3 3.6% 2.9% 4.4% 3.6% 2018 Property Transaction Assumptions As Reported Prior Guidance Current Guidance September 30, 2018 Low High Development deliveries $ 387,300 $ 390,600 $ 390,600 $ 387,300 Presale developments - funding4 $ 173,200 $ 173,200 $ 173,200 $ 173,200 Joint venture or dispositions $ 613,600 $ 641,000 $ 641,000 $ 641,000 Significant Changes From Previous Guidance (a) Updated to reflect final lease-up results for the 2018/2019 academic year and expected operating performance for the year. 1. Refer to page S-20 for detail of the 2018 same store and new property groupings. 2. Includes net operating income from properties expected to be sold in 2018 and expenses related to the formation and operation of the ACC / Allianz joint venture. 3. Rental revenue growth includes the combination of projected rental rate growth and change in occupancy. 4. Represents funding of $42.6 million for The Edge - Stadium Centre, and an additional investment of $130.6 million in the joint venture with Core Spaces / DRW Real Estate made in the third and fourth quarter of 2018 upon delivery of the assets. S-18

2018 Outlook - Changes from Previous Guidance ($ in thousands, except share and per share data) Third-party Services As Reported Prior Guidance Current Guidance Note Nine Months Ended September 30, 2018 Low High Low High Third-party development services revenue $ 3,883 $ 7,000 $ 7,000 $ 7,000 $ 7,000 Third-party management services revenue $ 7,311 $ 9,600 $ 10,400 $ 9,600 $ 10,400 Third-party development and mgmt. services expenses $ 11,573 $ 15,600 $ 16,000 $ 15,600 $ 16,000 Corporate Expenses and Other As Reported Prior Guidance Current Guidance Note Nine Months Ended September 30, 2018 Low High Low High Net income: General and administrative expenses $ 27,055 $ 33,200 $ 33,900 $ 34,000 $ 34,700 (a) Ground/facility leases expense: ACE properties $ 6,294 $ 8,700 $ 8,700 $ 8,700 $ 8,700 On-campus participating properties 2,232 2,800 3,100 2,800 3,100 Total ground/facility leases expense $ 8,526 $ 11,500 $ 11,800 $ 11,500 $ 11,800 Interest income $ 3,740 $ 4,900 $ 4,900 $ 4,900 $ 4,900 Interest expense1 2 $ 72,207 $ 98,600 $ 98,000 $ 98,600 $ 98,000 Capitalized interest $ 9,617 $ 12,100 $ 12,100 $ 12,100 $ 12,100 Amortization of deferred financing costs1 $ 4,744 $ 5,800 $ 5,700 $ 5,800 $ 5,700 Other nonoperating income $ 570 $ — $ — $ 570 $ 570 (a) Income tax provision $ 2,147 $ 2,800 $ 2,800 $ 2,300 $ 2,300 (b) FFO / FFOM: Corporate depreciation3 $ 3,420 $ 4,700 $ 4,700 $ 4,700 $ 4,700 Contribution from on-campus participating properties $ 3,290 $ 4,300 $ 4,800 $ 4,300 $ 4,800 Overhead related to on-campus participating properties3 $ 1,015 $ 1,400 $ 1,400 $ 1,400 $ 1,400 Joint venture partners' share of FFO $ 3,084 $ 5,900 $ 5,900 $ 5,900 $ 5,900 Elimination of property in receivership4 $ 2,037 $ 1,800 $ 1,800 $ 2,000 $ 2,000 (a) Significant Changes From Previous Guidance (a) Updated to reflect actual performance to date and expected operating performance through the remainder of the year. (b) Updated to reflect decrease in estimated state income tax gain resulting from the ACC / Allianz real estate joint venture transaction. 1. Guidance range includes on-campus participating properties' interest expense and amortization of deferred financing costs of $5.0 million and $0.1 million, respectively, which are eliminated in the calculation of FFOM. 2. Net of capitalized interest. 3. Represents expenses not added back in the calculation of FFOM. 4. Represents FFO for an owned property that has been in receivership since May 2017 and is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. As the property is managed by a third party and the lender receives all cash flow from the property, management believes that excluding the FFO from the property more appropriately reflects the results of the company's operations. S-19

Detail of Property Groupings As of September 30, 2018 2018 Grouping 2019 Grouping Same Store Properties New Properties Same Store Properties New Properties # of Design # of Design # of Design # of Design Properties Beds Properties Beds Properties Beds Properties Beds Properties Purchased or Developed Prior to January 1, 2017 130 76,433 130 76,433 2017 Acquisition Properties 7 3,516 7 3,516 2017 Development Deliveries 10 7,454 10 7,454 2018 Development Deliveries 10 6,986 10 6,986 2019 Development Deliveries 5 3,159 5 3,159 Total Owned Properties 130 76,433 32 21,115 147 87,403 15 10,145 Total # of Owned Properties Excluded1 1 Total Owned Design Beds Excluded1 860 Grand Total # of Owned Properties (All Groupings) 163 Grand Total Owned Design Beds (All Groupings) 98,408 Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included. 2018: The 2018 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2018 and 2017. This same store grouping will be used for purposes of presenting our 2018 same store operating results. 2019: The 2019 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2019 and 2018. This same store grouping will be used for purposes of presenting our 2019 same store operating results. 1. Represents a property currently in receivership that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan that matured in August 2017. S-20

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (”FFO”) (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, the (”FFOM”) elimination of real estate transaction costs, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-21

Definitions GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and “NOI” administrative expenses. On-campus Participating A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, Properties construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design beds less beds used by on-site staff. Same Store Grouping Owned properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development or redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-22

Investor Information Executive Management Bill Bayless Chief Executive Officer Jim Hopke President Jennifer Beese Chief Operating Officer Daniel Perry Chief Financial Officer William Talbot Chief Investment Officer Kim Voss Chief Accounting Officer Research Coverage Jacob Kilstein Argus Research Company (646) 747-5447 jkilstein@argusresearch.com Jeffery Spector / Juan Sanabria Bank of America / Merrill Lynch (646) 855-1363 / (646) 855-1589 jeff.spector@baml.com / juan.sanabria@baml.com Michael Bilerman / Nick Joseph Citigroup Equity Research (212) 816-1383 / (212) 816-1909 michael.bilerman@citi.com / nicholas.joseph@citi.com Derek Johnston / Vlad Rudnytsky Deutsche Bank Securities, Inc. (212) 250-5683 / (212) 250-6090 derek.johnston@bd.com / vlad.rudnytsky@db.com Steve Sakwa / Samir Khanal Evercore ISI (212) 446-9462 / (212) 888-3796 steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com Andrew Rosivach Goldman Sachs (212) 902-2796 andrew.rosivach@gs.com John Pawlowski / Ryan Lumb Green Street Advisors (949) 640-8780 / (949) 640-8780 jpawlowski@greenst.com / rlumb@greenst.com Aaron Hecht JMP Securities (415) 835-3963 ahecht@jmpsecurities.com Anthony Paolone / Nikita Bely J.P. Morgan Securities (212) 622-6682 / (212) 622-0695 anthony.paolone@jpmorgan.com / nikita.bely@jpmorgan.com Jordan Sadler / Austin Wurschmidt KeyBanc Capital Markets (917) 368-2280 / (917) 368-2311 jsadler@keybanccm.com / awurschmidt@key.com Drew Babin / Alex Kubicek Robert W. Baird & Co. (610) 238-6634 / (414) 765-7311 dbabin@rwbaird.com / akubicek@rwbaird.com Alexander Goldfarb / Daniel Santos Sandler O'Neill + Partners, L.P. (212) 466-7937 / (212) 466-7927 agoldfarb@sandleroneill.com / dsantos@sandleroneill.com American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Corporate Headquarters Investor Relations American Campus Communities, Inc. Tel: (512) 732-1000 Ryan Dennison (512) 732-1000 12700 Hill Country Blvd., Suite T-200 Fax: (512) 732-2450 SVP, Capital Markets and Investor rdennison@americancampus.com Relations Austin, Texas 78738 www.americancampus.com S-23

Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this supplemental package contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. For discussions of some risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2017 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2018 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The Company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the Company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.